Exhibit 10.2

UNIT PURCHASE AGREEMENT

          THIS UNIT PURCHASE AGREEMENT (this “Agreement”) is made the 29th day of July, 2009 by and between Soy Energy, LLC, an Iowa limited liability company (“Soy Energy”) and New Equity, LLC, an Iowa limited liability company (“New Equity”). Soy Energy and New Equity may hereinafter be collectively referred to as the “Parties.”

          WHEREAS, Freedom Fuels, LLC, an Iowa limited liability company (“Freedom Fuels”), is a debtor-in-possession under title 11 of the United States Code (the “Bankruptcy Code”), in a case before the Bankruptcy Court for the Northern District of Iowa (the “Bankruptcy Court”); and

          WHEREAS, pursuant to that certain Asset Purchase Agreement of even date herewith by and between Soy Energy and Freedom Fuels (the “Asset Purchase Agreement”), Soy Energy has agreed to purchase certain assets of Freedom Fuels; and

          WHEREAS, it is anticipated that New Equity will be designated as the Freedom Fuels “DIP Lender” in the plan of reorganization of Freedom Fuels to be filed with the Bankruptcy Court (the “Plan of Reorganization”); and

          WHEREAS, pursuant to that certain Loan Agreement, dated June 5, 2009, by and between New Equity and Freedom Fuels and that certain Promissory Note, dated June 5, 2009, issued by Freedom Fuels to New Equity (the Loan Agreement and Promissory Note collectively referred to as the “Loan Agreement”), New Equity has agreed to make certain advances to Freedom Fuels (the “DIP Loans”), and which advances shall not be greater than $1,000,000 (the “Maximum Loan Amount”); and

          WHEREAS, New Equity has agreed to pay to BANKFIRST, a South Dakota State Bank (“Bankfirst”), cash in an amount equal to the Maximum Loan Amount (i.e. $1,000,000) less all advances actually made to Freedom Fuels by New Equity under the Loan Documents (as the term “Loan Documents” is defined in the Loan Agreement); and

          WHEREAS, New Equity desires to acquire a 20% equity interest in Soy Energy in exchange for New Equity’s interest in the DIP Loans and the other consideration described herein; and

          WHEREAS, Soy Energy agrees to issue to New Equity membership units of Soy Energy representing twenty percent (20%) of the outstanding membership units of Soy Energy (post issuance).

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is hereby agreed as follows:

ARTICLE I
SALE; CONSIDERATION; CLOSING

          Section 1.1     Sale and Purchase. Subject to the terms and conditions of this Agreement, at the Closing, Soy Energy shall sell and issue to New Equity, and New Equity shall purchase eight thousand two hundred fifty-four (8,254) membership units of Soy Energy (the “Units”) representing twenty percent (20%) of the outstanding membership units of Soy Energy (post issuance). As consideration for the Units, New Equity shall pay or deliver to Soy Energy the following (collectively the “Purchase Price”):

          (a)     an Assignment Agreement dated the Closing Date (defined blow), assigning to Soy Energy all of New Equity’s right, title and interest in and to the DIP Loans (including all of New Equity’s interest in and to the Loan Agreement and the other Loan Documents);

          (b)     a promissory note, dated the Closing Date, in the original principal amount of $2,000,000, in the form attached as Exhibit A to this Agreement (the “Dividend Cash Flow Note”).

          Section 1.2     Offering Document. At least ten (10) days prior to Closing, Soy Energy shall provide New Equity with a Confidential Private Placement Memorandum (“PPM”) describing Soy Energy and the Units. New Equity’s obligation to purchase the Units hereunder shall be subject to its review of the PPM. In the event that New Equity determines it does not desire to purchase the Units after its review of the PPM, New Equity shall have ten (10) days from the delivery of the PPM to exercise its right to terminate this Agreement under Section 5.1(f) by providing Soy Energy written notice of termination within the ten (10) day period. Failure to provide notice within such period shall be deemed acceptance and approval of the obligations to purchase the Units, and the right to terminate this Agreement under Section 5.1(f) shall terminate and shall be of no further effect.

          Section 1.3     Closing. The consummation of the purchase and sale of the Units (the “Closing”) shall take place at the offices of BrownWinick, 666 Grand Avenue, Suite 2000 Des Moines, Iowa 50309 (or at such other place as the Parties may designate in writing) on a date to be specified by the Parties (the “Closing Date”), which date shall be no later than the fifth (5th) Business Day after satisfaction or waiver of the conditions set forth in Article IV of this Agreement, unless another time, date or place is agreed to in writing by the Parties. At the Closing, the Parties agree that the following shall occur:

          (a)     each of the conditions precedent (as applicable) in Section 4.1 shall have been satisfied, or such condition(s) shall have been expressly waived in writing by Soy Energy;

          (b)     each of the conditions precedent (as applicable) in Section 4.2 shall have been satisfied, or such condition(s) shall have been expressly waived in writing by New Equity;

          (c)     an appropriate notation shall be made on the books and records of Soy Energy as to the Units issued at the Closing to New Equity pursuant to the terms hereof, and Soy Energy shall issue and deliver the Units to New Equity.

          Section 1.4     Closing Obligations. In addition to any other documents to be delivered under other provisions of this Agreement, at the Closing:

          (a)     Soy Energy shall deliver to New Equity:

	(i)	Certificates representing the Units, duly endorsed by the appropriate officers of Soy Energy;

(ii)

A certificate of Soy Energy, executed by the appropriate officers of Soy Energy, certifying as to the accuracy of Soy Energy’s representations and warranties in this Agreement as of the date of this Agreement and as of the Closing (as applicable) in accordance with Section 4.1, and as to Soy Energy’s compliance with and performance of its covenants and obligations to be performed or complied with at or before the Closing in accordance with Section 4.1;

(iii)

A certificate of the appropriate officers of Soy Energy, certifying (1) minutes or actions, as applicable, of the members of Soy Energy authorizing the transactions contemplated by this Agreement and by the Asset Purchase Agreement and (2) minutes or actions, as applicable, of the members of the Board of Directors of Soy Energy authorizing the transactions contemplated by this Agreement and by the Asset Purchase Agreement; and

(iv)

Evidence satisfactory to New Equity, in its reasonable discretion, that Soy Energy has closed, or contemporaneously with the Closing, will close, on the purchase of the assets of Freedom Fuels pursuant to the Asset Purchase Agreement.

(b)	New Equity shall deliver to Soy Energy:

	(i)	the Assignment Agreement, in the form attached hereto as Exhibit B, executed by New Equity, assigning and transferring to Soy Energy all of New Equity’s interest in the DIP Loans;

	(ii)	the Dividend Cash Flow Note, executed by New Equity;

(iii)

a certificate of New Equity, executed by the appropriate officers of New Equity certifying as to the accuracy of New Equity’s representations and warranties in this Agreement as of the date of this Agreement and as of the Closing in accordance with Section 4.1 and as to New Equity’s compliance with and performance of its covenants and obligations to be performed or complied with at or before the Closing in accordance with Section 4.1; and

(iv)

A certificate of the appropriate officers of New Equity, certifying minutes or actions, as applicable, of the members of the Board of Directors of New Equity authorizing the transactions contemplated by this Agreement.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

          Section 2.1     Representations by Soy Energy. New Equity’s purchase of the Units hereunder is predicated on the terms, facts, representations and warranties of Soy Energy set forth herein. Soy Energy hereby warrants and represents that:

          (a)     Soy Energy is a limited liability company duly organized and validly existing under the laws of the State of Iowa with full power to conduct its business as it is now being conducted and to own or use the properties and assets that it purports to own or use.

          (b)     This Agreement constitutes the legal, valid and binding obligation of Soy Energy, enforceable against Soy Energy in accordance with its terms. Subject only to its receipt of the member approvals contemplated by Section 3.2, Soy Energy has full power and authority to enter into and perform its obligations under this Agreement. Neither the execution and delivery of this Agreement nor the consummation or performance of the transactions contemplated by this Agreement will, directly or indirectly, (a) contravene or conflict with any provision of the organization documents, operating agreement, any resolutions of Soy Energy (or its members, agents or shareholders) or any other agreement to which Soy Energy’s is a party or by which its properties are bound, or (b) result in a violation of any governmental authorization, permit or license of Soy Energy. Except for approval of the Unit Holders contemplated by Section 3.2, Soy Energy is not required to give any notice or to obtain any consent in connection with the execution, delivery or performance of this Agreement.

          (c)     Soy Energy has timely filed all reports, schedules, forms, statements, exhibits and other documents required to be filed with the Securities and Exchange Commission (the “SEC”) by Soy Energy (the “Soy Energy SEC Documents”) under or pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) or the Securities Act of 1933, as amended (the “Securities Act”). As of their respective dates, or as subsequently amended prior to the date of this Unit Purchase Agreement, the Soy Energy SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, applicable to such Soy Energy SEC Documents, and none of the Soy Energy SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this sentence shall not apply to forward-looking statements which are not required to be updated pursuant to securities laws. The financial statements of Soy Energy included in the Soy Energy SEC Documents comply in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, and fairly present the financial position of Soy Energy as of the dates thereof and the results of its operations and cash flows for the periods then ended. Except as set forth in the Soy Energy SEC Documents, as of April 30, 2009, Soy Energy had no material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), and as of the date of this Agreement there has not been any material change in the material liabilities or obligations of Soy Energy which are not reflected on the Soy Energy SEC Documents as of April 30, 2009.

          Section 2.2     Representations by New Equity. The sale and issuance of the Units hereunder are predicated on the terms, facts, representations and warranties of New Equity set forth herein. New Equity hereby warrants and represents that:

          (a)     New Equity is a limited liability company duly organized and existing under the laws of the State of Iowa with full power to conduct its business as it is now being conducted and to own or use the properties and assets that it purports to own or use.

          (b)     This Agreement constitutes the legal, valid and binding obligation of New Equity, enforceable against New Equity in accordance with its terms. New Equity has full power and authority to enter into and perform its obligations under this Agreement. Neither the execution and delivery of this Agreement nor the consummation or performance of the transactions contemplated by this Agreement will, directly or indirectly, (a) contravene or conflict with any provision of the organization documents or any resolutions of New Equity (or its members, agents or shareholders), or (b) result in a violation of any governmental authorization, permit or license of New Equity. New Equity is not required to give any notice or to obtain any consent in connection with the execution, delivery or performance of this Agreement.

          (c)     As of the Closing, New Equity shall have: (i) received and carefully read a copy of the PPM; the articles of organization of Soy Energy (the “Articles”) and the operating agreement of Soy Energy (the “Operating Agreement”); (ii) received and carefully reviewed all requested information that New Equity considers necessary or advisable in order to make a decision regarding an investment in Soy Energy; and (iii) attained an understanding of each of the foregoing and the risks associated with an investment in the Units.

          (d)     New Equity understands that information provided about Soy Energy’s future plans and prospects is uncertain and subject to a number of uncertainties. New Equity is not relying on any financial projections in making an investment decision to purchase the Units.

          (e)     New Equity understands, acknowledges and agrees that the Units will be governed by the terms and conditions of the Operating Agreement and accepts, adopts and agrees to be bound by each and every term and provision of the Operating Agreement and to perform all obligations therein imposed upon a member in all respects as if New Equity had executed said Operating Agreement on the original date thereof. Simultaneously with the execution and delivery of this Agreement, New Equity shall execute and deliver a counterpart signature page to the Operating Agreement.

          (f)     New Equity understands that the securities purchased pursuant to this Agreement have not been registered with the Securities and Exchange Commission (SEC) or any state securities commission, that Soy Energy is relying upon the exemption from registration provided in Regulation D Rule 506 and various state exemptions, and that Soy Energy’s reliance on such exemptions is based in part upon the representations of New Equity contained herein.

          (g)     New Equity understands the Units have not been approved or disapproved by the SEC or state securities regulator or any other regulatory authority, nor has any regulatory authority passed upon the accuracy or adequacy of any information regarding Soy Energy that has been provided to New Equity.

          (h)     New Equity intends to acquire the Units for its own account without a view to public resale or distribution within the meaning of Section 2(11) of the Securities Act and has no contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any Units or any portion thereof to any other person, including through distribution to its members.

          (i)     New Equity has been encouraged to rely upon the advice of its legal counsel and accountants or other financial advisers with respect to the tax and other considerations in determining to purchase Units, has relied solely upon such representatives or New Equity’s own independent investigations, and not upon Soy Energy or its agents, with respect to tax, business, risk, economic and other considerations involved in this investment.

          (j)     New Equity understands the high risk of this investment and the financial hazard involved and can bear the economic risk of an investment in Soy Energy, including the lack of liquidity of the investment and the total loss of its investment, and has such knowledge and experience in business and financial matters, including the analysis of or participation in offerings of privately issued membership interests, as to be capable of evaluating the merits and risks of an investment in the Units.

          (k)     New Equity is competent to evaluate and establish that the investment is consistent with its risk tolerance and investment goals such that it can bear the economic risk of the purchase of Units including the total loss of its investment.

          (l)     New Equity acknowledges that during the course of discussions concerning the purchase of Units, it has been given the opportunity to ask questions of, and receive answers from, Soy Energy concerning the terms and conditions of this offering and other matters pertaining to this investment so as to understand more fully the nature of the investment and the purchase of the Units.

          (m)     New Equity understands and agrees that (i) the Units issued pursuant to this Agreement are subject to restrictions on transfer under certain tax and securities laws along with restrictions in the Operating Agreement, and (ii) if the Units or any part thereof are sold or distributed in the future, New Equity shall sell or distribute them pursuant to the terms of the Operating Agreement, the requirements of the Securities Act, applicable tax and securities laws and this Agreement.

          (n)     New Equity understands that there is no present market for the Units, that the Units will not trade on an exchange or automatic quotation system, that no such market is expected to develop in the future and that there are significant restrictions on the transferability of the Units.

          (o)     New Equity understands that (i) Soy Energy has no obligation or intention to register any securities for resale or transfer under the Securities Act or the Exchange Act or any state securities laws or to take any action (including the filing of reports or the publication of information as required by Rule 144 under the Securities Act) which would make available any exemption from the registration requirements of any such laws, and (ii) New Equity therefore may be precluded from selling or otherwise transferring or disposing of the Units or any portion thereof for an indefinite period of time or at any particular time.

          (p)     New Equity acknowledges that Soy Energy may refuse to transfer any Units to any person unless New Equity furnishes Soy Energy with a no action letter from the SEC or an opinion of counsel acceptable to Soy Energy stating that such transfer is not in violation of the Securities Act or state securities laws and will not violate any of the exemptions from federal and state securities registration relied upon by Soy Energy, and the transfer is made in accordance with the terms of the Operating Agreement.

          (q)     New Equity understands and agrees that Soy Energy may place a restrictive legend on any membership certificate evidencing ownership of the Units to give notice of the transfer restrictions described herein, and that, to enforce such legend, Soy Energy may place a stop transfer order with its registrar and transfer agent (if any) covering all certificates representing any of the Units.

          (r)     New Equity’s financial condition is such that New Equity does not have any present or contemplated need to dispose of any portion of the Units to satisfy any existing or contemplated undertaking, need or indebtedness.

          (s)     New Equity’s purchase of the Units is not the result of any general solicitation or general advertising, including, but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (t)     New Equity certifies, under penalty of perjury, that it is not subject to the backup withholding provisions of the Internal Revenue Code of 1986, as amended.

          (u)     The Investor Suitability Questionnaires which will be submitted to Soy Energy under Section 3.6 hereof are, to the Knowledge of New Equity, true and complete, and Soy Energy may rely on the truth and accuracy of the information for purposes of assuring compliance with the exemptions from the registration requirements of the Securities Act and applicable state securities laws.

          (v)     To the Knowledge of New Equity, the representations and warranties made by Freedom Fuels in the Asset Purchase Agreement and all schedules, exhibits and materials provided therewith, are and will be true and correct as of the date of this Agreement and the date of Closing. Notwithstanding the foregoing, and solely for purposes of Section 2.2(v) of this Agreement, any breach of this representation or multiple breaches of this representation which in the aggregate represent less than $50,000 shall not be considered a breach of this representation. For purposes of this Agreement, “Knowledge” or any similar phrase means (i) with respect to New Equity, the collective actual knowledge of David Quinlan, Ed Dannen and Dale McBride and (ii) with respect to Soy Energy, the collective actual knowledge of Chuck Sand and Rick Davis.

          (w)     New Equity has not undertaken, agreed to undertake, or will undertake any offering or other sale or distribution of securities that could adversely affect Soy Energy with respect to its qualification for exemption from registration of the issuance of the Units hereunder under applicable securities laws.

          (x)     All offers or sales of securities (as defined by Section 2(3) of the Securities Act) by New Equity prior to the Closing were or will be in compliance with applicable state and federal securities laws and all applicable requirements of the exemption from registration afforded by Section 4(2) of the Securities Act or Regulation D under the Securities Act, including but not limited to the following:

(i) New Equity did not, and will not, offer or sell securities by means of any form of general solicitation or general advertising;

(ii) New Equity did not, and will not, sell securities to any person who New Equity knows is not an “accredited investor” (as defined in Rule 501 under the Securities Act); and

          (iii)     New Equity did, and will, exercise reasonable care to assure that the purchasers of securities are not underwriters within the meaning of Section 2(11) of the Securities Act and, without limiting the foregoing, that such purchasers will comply with Rule 502(d) under the Securities Act.

          (y)     No person has acted, directly or indirectly, as a broker, finder or financial advisor for New Equity in connection with the transactions contemplated by this Agreement and no person is or will be entitled to any fee or commission or like payment in respect thereof.

ARTICLE III
COVENANTS AND OTHER AGREEMENTS

          Section 3.1     Bankruptcy Plan. Freedom Fuels will provide to Soy Energy a copy of the Plan of Reorganization to be submitted to the Bankruptcy Court at least five (5) days prior to submission to the Bankruptcy Court, and Soy Energy shall have the right to make such comments and recommendations to the Plan of Reorganization as it determines appropriate in its sole discretion in furtherance of the purposes and intent of the Asset Purchase Agreement and, as applicable, the transactions contemplated by this Agreement. If (a) Freedom Fuels does not comply with the delivery requirements or if Soy Energy, in its commercially reasonable discretion, has reasonably determined that the Plan of Reorganization submitted to or approved by the Bankruptcy Court imposes terms, rights or obligations on Purchaser that are materially changed from the provisions in the Asset Purchase Agreement, and as applicable, this Agreement, and (b) Soy Energy terminates the Asset Purchase Agreement, then Soy Energy shall have the right to terminate this Agreement by providing New Equity written notice of termination within ten (10) days from such termination of the Asset Purchase Agreement. Failure to provide notice within such period shall be deemed acceptance and approval of the plan of reorganization and the right to terminate this Agreement under this section shall terminate and shall be of no further effect.

          Section 3.2     Preparation of the Proxy Statement; Unitholder Meeting.

          (a)     Concurrent with the Purchaser Unitholder Meeting (as such term is defined by the Asset Purchase Agreement), and subject to compliance with the requirements of the Soy Energy Operating Agreement and applicable law, the board of directors of Soy Energy shall, subject to its fiduciary duties, use its commercially reasonable efforts to obtain the approval of its unitholders necessary to undertake the transactions provided for herein, including without limitation, the amendment of the Soy Energy Operating Agreement consistent with Section 3.3 hereof to alter the composition of the Soy Energy Board of Directors.

          (b)     If at any time prior to the Purchaser Unitholder Meeting, any information relating to Freedom Fuels, New Equity or Soy Energy should be discovered by New Equity which should be set forth in an amendment or supplement to the Proxy Statement (as such term is defined by the Asset Purchase Agreement), so that it would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, New Equity shall promptly notify Soy Energy.

          Section 3.3     Soy Energy Board of Directors. Subject to the approval of the Soy Energy members, the Operating Agreement of Soy Energy will be amended to provide as follows with respect to the size and composition of the Board of Directors of Soy Energy:

          (a)     New Equity shall be provided with the right to appoint four (4) directors until the tenth anniversary of Closing. During those ten years, the Board of Directors of Soy Energy shall consist of eleven (11) directors. The seven (7) directors elected by the current Soy Energy members are: Chuck Sand, Ron Wetherell, Darrell Downs, Doug Lansink, Daryl Haack, Dave Langel and Dallas Thompson (the “Soy Energy Directors”). The four (4) initial directors to be appointed by New Equity are: Ed Dannen, Dave Quinlan, Tim Tracy, and Dale McBride (the “New Equity Initial Appointees”). All of the foregoing shall serve pursuant to the terms of this Section 3.3 and the Soy Energy Operating Agreement, in each case until their respective successors are duly elected and qualified.

          (b)     The New Equity Initial Appointees shall serve at the pleasure of New Equity. The appointment rights of New Equity shall terminate on the tenth (10th) anniversary of Closing and the terms of any New Equity appointees shall expire at the first annual meeting of Soy Energy following the tenth (10th) anniversary of Closing.

          (c)     No later than twelve (12) months after commencement of operations of the Corn Oil Pretreatment Facility described in the Asset Purchase Agreement, the Soy Energy Directors shall be placed in three different director groups as follows: Group 1; Group 2; and Group 3. The Group 1 director positions shall be up for election at the first Soy Energy member meeting following the one year anniversary of the commencement of operation of the Corn Oil Pretreatment Facility, with the Group 2 director positions up for election the following year, and so on. The members of Soy Energy prior to the Closing shall solely elect directors following the expiration of the terms of the Soy Energy Directors and until the tenth (10th) anniversary of Closing. Units issued hereunder to New Equity shall not be permitted to vote in such Soy Energy Director elections and shall not be included for purposes of determining a quorum.

          (d)     Following the tenth (10th) anniversary of Closing, directors shall be elected by all members of Soy Energy, without regard to any appointment rights or designated election groups for Soy Energy and New Equity. As such, at the first annual meeting of Soy Energy following the tenth (10th) anniversary of Closing, the four (4) positions occupied by the New Equity appointees shall be filled by election of all Soy Energy members to serve staggered terms as provided in the Soy Energy Operating Agreement, and the remaining Soy Energy Directors shall continue serving staggered terms as provided in the Soy Energy Operating Agreement.

          (e)     Due to concerns regarding conflicts of interest and the potential disclosure of confidential information between competing biodiesel plants, New Equity Initial Appointees and the Soy Energy Directors who do not execute the non-competition agreement in the form attached as Exhibit C to this Agreement shall not be eligible to participate in the board of directors referenced or any other governing or advisory board of Soy Energy; provided, however, that the board of directors of Soy Energy may waive this requirement in whole or in part for newly elected or appointed directors.

          Section 3.4     Restrictions on Transfer; Legend. The transfer of the Units issued hereunder is subject to restrictions on transfer pursuant to this Agreement, the Soy Energy Operating Agreement and tax and securities laws. In addition to any other applicable restrictions under law or the Soy Energy Operating Agreement, New Equity hereby agrees that, after Closing, it shall not issue any securities or allow any transfers of the Units or its membership units or equity interests for at least one (1) year following the Closing Date by sale, distribution to its members or otherwise; provided, however, that the foregoing restriction against transfer shall not apply to testamentary transfers, bona fide gifts to persons who agree to be subject to this restriction, or sales pursuant to judicial or administrative action (unless the transfer pertains to the dissolution of New Equity and/or the distribution of the Units to its members, in which case any such transfer shall be prohibited). New Equity understands and agrees that each of the certificates evidencing the Units issued hereunder may bear a legend setting forth such restrictions. In addition to the foregoing restrictions, prior to the Closing, New Equity shall not issue any securities or allow any transfers of its membership units or equity interests to new members from the date of submission to Soy Energy of the Investor Suitability Questionnaires to the Closing.

          Section 3.5     Offerings or Distributions. New Equity has not undertaken, has not agreed to undertake, and will not undertake any offering or other sale or distribution of securities that could adversely affect Soy Energy with respect to its qualification for exemption from registration for the issuance of securities hereunder under applicable securities laws.

          Section 3.6     Investor Suitability Questionnaires. New Equity shall provide to and collect from its members and deliver to Soy Energy at least ten (10) days prior to Closing an Investor Suitability Questionnaire in the form attached hereto as Exhibit D duly and fully completed to the reasonable satisfaction of Soy Energy and executed by each beneficial owner of New Equity. Soy Energy shall be entitled to rely upon such Investor Suitability Questionnaires for purposes of issuing the Units.

          Section 3.7     Operating Agreement. The Units issued hereunder will be governed by the terms of the Soy Energy Operating Agreement. New Equity agrees to be bound, in all respects, by the terms of the Soy Energy Operating Agreement and will sign an addendum to the Soy Energy Operating Agreement agreeing to be so bound.

          Section 3.8     Further Assurances. Soy Energy and New Equity shall each use commercially reasonable efforts to take, or cause to be taken, all actions necessary or appropriate to fulfill its obligations under this Agreement, including, without limitation, execution and delivery of documents and instruments of transfer, deeds, consents, waivers and approvals, assignment agreements to which Soy Energy and/or New Equity is a party.

          Section 3.9     Exclusivity. Each party hereto acknowledges and agrees that it anticipates receiving economic benefits from the other party’s commitment to enter into and consummate the transactions contemplated by this Agreement. In consideration of such benefits, the Parties agree as follows:

          (a)     Soy Energy (for itself, its affiliated companies and all of their respective successors and assigns) covenants and agrees that, during the Exclusivity Period (as defined below), Soy Energy will not, together or with others, directly or indirectly:

(i) acquire any property or assets of Freedom Fuels, except pursuant to the terms of the Asset Purchase Agreement;

(ii) close on the transactions contemplated by the Asset Purchase Agreement without, on or prior to the date of such closing, closing on issuance and sale of the Units pursuant to this Agreement;

(iii) enter into any agreement or understanding (other than the Asset Purchase Agreement) for the purchase, sale, transfer or assignment of any property or assets of Freedom Fuels;

(iv) propose, recommend or seek approval of a Plan of Reorganization which does not include completion of the transactions contemplated by the Asset Purchase Agreement; or

(v) propose, recommend or seek conversion of the Freedom Fuels proceedings to Chapter 7 under the Bankruptcy Code.

          (b)     New Equity (for itself, its affiliated companies and all of their respective successors and assigns) covenants and agrees that, during the Exclusivity Period, New Equity will not, together or with others, directly or indirectly enter into any agreement or understanding with any party other than Soy Energy with respect to the property or assets of Freedom Fuels, any interest therein, or any party having any interest or proposing to acquire any interest therein.

          (c)     For purposes of this Agreement, “Exclusivity Period” shall mean the period commencing the date hereof and terminating on the earliest of (i) March 15, 2010; (ii) the termination of this Agreement by mutual agreement of the Parties; (iii) the Closing; (iv) any rejection by Bankfirst of the proposed Plan of Reorganization providing for the transactions set forth in this Agreement and the Asset Purchase Agreement; (v) the issuance by the Bankruptcy Court of an order rejecting the Plan of Reorganization providing for the transactions set forth in this Agreement and the Asset Purchase Agreement, unless in lieu of such Plan, the Bankruptcy Court orders or allows a § 363 sale on substantially the same terms as set forth in this Agreement and the Asset Purchase Agreement; (vi) the adoption by the Bankruptcy Court of an alternative Plan of Reorganization or amended Plan of Reorganization which fails to provide for the transactions on substantially the same terms as set forth in this Agreement and the Asset

Purchase Agreement; or (vii) the Bankruptcy Court’s conversion of the Freedom Fuels proceedings to Chapter 7 under the Bankruptcy Code.

          (d)     If either party, its affiliated companies or any of their respective successors and assigns breaches or threatens to commit a breach of, any of the provisions of this Section 3.9, then the other party shall have the right and remedy to have the restrictive covenants contained in this Section 3.9 specifically enforced, without posting of any bond, by any court having jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to such other party and that money damages will not provide adequate remedy to such other party for any such breach or threatened breach. The rights and remedies set forth in this Section 3.9(d) shall be independent of any other rights and remedies of such party under this Agreement, at law or in equity. The obligations, rights and remedies of the Parties set forth in this Section 3.9 shall survive any termination of this Agreement.

ARTICLE IV
CONDITIONS TO CLOSING

          Section 4.1     Conditions Precedent to Obligations of Soy Energy. The obligations of Soy Energy to consummate the transactions contemplated by this Agreement are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by Soy Energy in whole or in part to the extent permitted by applicable law):

          (a)     The representations and warranties of New Equity set forth in this Agreement qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the date of this Agreement and as of the Closing as though made at and as of the Closing, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date);

          (b)     New Equity shall have performed and complied in all material respects with all obligations and agreements required in this Agreement to be performed or complied with by it on or prior to the Closing Date;

          (c)     Soy Energy shall have received a certificate signed by the appropriate officers of New Equity, in form and substance reasonably satisfactory to Soy Energy, dated the Closing Date, to the effect that each of the conditions specified above in Sections 4.1(a) and 4.1(b) have been satisfied in all respects;

          (d)     The closing of the transactions set forth in the Asset Purchase Agreement shall have occurred or shall be simultaneously occurring;

          (e)     New Equity shall have delivered, or caused to be delivered, to Soy Energy such documents and instruments of transfer reasonably requested by Soy Energy related to the Purchase Price;

          (f)     Soy Energy shall have received the Investor Suitability Questionnaires required by Section 3.6 hereof, and such Investor Suitability Questionnaires shall demonstrate, to the reasonable satisfaction of Soy Energy, that each beneficial owner of New Equity has satisfied the suitability requirements for the issuance of Units by Soy Energy pursuant to Rule 506 of Regulation D of the Securities Act and applicable state law;

          (g)     Soy Energy shall have obtained the approval of its unitholders to undertake the transactions provided herein, including without limitation, any amendment to the provisions of the operating agreement for the appointment of directors pursuant to Section 3.2 and Section 3.3 hereof;

          (h)     The Asset Purchase Agreement and, as applicable, the transactions contemplated herein, shall have been approved by the Bankruptcy Court as part of a plan of reorganization for the Company under Chapter 11 of the Bankruptcy Code and the confirmation order entered by the court shall have become a Final Order.

          (i)     Soy Energy shall have received an executive addendum to the Soy Energy Operating Agreement executed by New Equity whereby New Equity agrees to be bound to the Soy Energy Operating Agreement, and Soy Energy shall have otherwise met the qualifications for membership under the Soy Energy Operating Agreement.

          Section 4.2     Conditions Precedent to Obligations of New Equity. The obligations of New Equity to consummate the transactions contemplated by this Agreement are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by New Equity in whole or in part to the extent permitted by applicable law):

          (a)     Soy Energy shall have performed and complied in all material respects with all obligations and agreements required in this Agreement to be performed or complied with by it on or prior to the Closing Date;

          (b)     Soy Energy shall have obtained the approval of its unitholders to undertake the transactions provided herein, including without limitation, any amendment to the provisions of the operating agreement for the appointment of directors pursuant to Section 3.2 and Section 3.3 hereof.

          (c)     The representations and warranties of Soy Energy set forth in this Agreement qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, as of the date of this Agreement and as of the Closing as though made at and as of the Closing, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date);

          (d)     Soy Energy shall have performed and complied in all material respects with all obligations and agreements required in this Agreement to be performed or complied with by it on or prior to the Closing Date;

          (e)     New Equity shall have received a certificate signed by the appropriate officers of Soy Energy, in form and substance reasonably satisfactory to New Equity, dated the Closing Date, to the effect that each of the conditions specified above in Sections 4.2(b) through 4.2(d) have been satisfied in all respects; and

          (f)     The closing of the transactions set forth in the Asset Purchase Agreement shall have occurred or shall be simultaneously occurring.

ARTICLE V
TERMINATION

          Section 5.1     Termination of Agreement. This Agreement may be terminated prior to the Closing as follows:

          (a)     by mutual written consent of the Parties.

          (b)     by Soy Energy, if New Equity shall have breached or failed to perform any of its covenants or agreements set forth in this Agreement, or if any representation or warranty of New Equity shall have become untrue, in any case such that the conditions set forth in Section 4.1 would not be satisfied and such breach is incapable of being cured or, if capable of being cured, shall not have been cured within fifteen (15) days following receipt by New Equity of notice of such breach from Soy Energy.

          (c)     by New Equity, if Soy Energy shall have breached or failed to perform any of its covenants or agreements set forth in this Agreement, or if any representation or warranty of Soy Energy shall have become untrue, in any case such that the conditions set forth in Section 4.2 would not be satisfied and such breach is incapable of being cured or, if capable of being cured, shall not have been cured within fifteen (15) days following receipt by Soy Energy of notice of such breach from New Equity.

          (d)     by Soy Energy, if the conditions in Section 4.1 have not been satisfied by March 15, 2010 or if satisfaction of a condition is or becomes impossible.

          (e)     by New Equity, if the conditions in Section 4.2 have not been satisfied by March 15, 2010 or if satisfaction of a condition is or becomes impossible.

          (f)     by New Equity, if it determines not to purchase the Units pursuant to and subject to Section 1.2 hereof.

          (g)     automatically on the date of any termination of the Asset Purchase Agreement prior to the closing of the transactions set forth therein.

          (h)     by either party, if the Closing has not occurred by March 15, 2010.

          Section 5.2.     Effect of Termination. In the event that this Agreement is validly terminated as provided herein, then each of the parties shall be relieved of their duties and obligations arising under this Agreement after the date of such termination and such termination shall be without liability to either Party; provided, however, that nothing in this Section 5.2 shall relieve either party of any liability for a willful breach of this Agreement prior to the effective date of such termination.

ARTICLE VI
SURVIVAL; INDEMNIFICATION

          Section 6.1     Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the Parties contained in this Agreement shall survive the Closing for a period of twelve (12) months provided, however, that all representations and warranties will survive the Closing indefinitely to the extent the representation or warranty was made with the actual Knowledge that such representation and warranty was not true and correct on the date made.

          Section 6.2     Indemnification of New Equity. From the Closing Date until the first anniversary of the Closing Date, Soy Energy shall indemnify and hold harmless New Equity and its officers, directors, agents, representatives, members and employees, and each person, if any, who controls or may control New Equity within the meaning of the Securities Act or the Exchange Act from and against any and all losses, costs, claims, damages, liabilities and expenses, (including reasonable attorneys’ fees and court costs) (collectively, “Damages”), directly or indirectly arising out of or resulting from:

          (a)     any failure of any representation or warranty made by Soy Energy in this Agreement to be true and correct as of the date of this Agreement and as of the Closing Date (as though such representation or warranty were made as of the Closing Date rather than the date of this Agreement); or

          (b)     any breach by Soy Energy of any covenant or obligation of Soy Energy under this Agreement.

          Section 6.3     Indemnification of Soy Energy. From the Closing Date until the first anniversary of the Closing Date, New Equity shall indemnify and hold harmless Soy Energy and its officers, directors, agents, representatives, members and employees, and each person, if any, who controls or may control Soy Energy within the meaning of the Securities Act or the Exchange Act from and against any Damages directly or indirectly arising out of or resulting from:

          (a)     any failure of any representation or warranty made by New Equity in this Agreement to be true and correct as of the date of this Agreement and as of the Closing Date (as though such representation or warranty were made as of the Closing Date rather than the date of this Agreement);

          (b)     any breach by New Equity of any covenant or obligation of New Equity under this Agreement; or

          (c)     any failure of any representation or warranty made by Freedom Fuels in the Asset Purchase Agreement to be true and correct as of the date of this Agreement and as of the Closing Date (as though such representation or warranty were made as of the Closing Date rather than the date of this Agreement), to the extent the representation or warranty was made with the actual

Knowledge of New Equity that such representation and warranty was not true and correct on the date made.

ARTICLE VII
MISCELLANEOUS

          Section 7.1     Benefits. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their legal representatives, heirs, or assigns.

          Section 7.2     Default. A party hereto shall be deemed in default of this Agreement if it fails to perform any of the terms, covenants, agreements, conditions or provisions of this Agreement on such party’s part to be performed, if such party breaches any representations and warranties made by it, or if such party does anything it agrees not to do herein.

          Section 7.3     Remedies upon Default. In the event of a default by either party, the non-defaulting party shall have all remedies available to it at law or in equity.

          Section 7.4     Notices. Any notice or other communication hereunder shall be deemed to have been given when: delivered personally, when received by addressee if sent by a nationally recognized overnight delivery service, or two (2) business days after deposited in the United States mail, if sent by certified mail, return receipt requested, to the addresses set out below:

Soy Energy:	Soy Energy, LLC
222 North Main Street
Marcus, Iowa 50135
Telephone: (712) 376-2081

With a copy to:	Brown Winick
666 Grand Avenue
Suite 2000 Ruan Center
Des Moines, IA 50309
Attention: Thomas D. Johnson

New Equity:	New Equity, LLC
1610 Grouse Avenue
Thornton, Iowa 50479
Attention: David Quinlan

With a copy to:	Larkin Hoffman
7900 Xerxes Avenue S.
Bloomington, Minnesota 55431
Attention: Michael W. Schley

          Section 7.5     Amendment; Waiver. Any provision of this Agreement may be amended if, and only if, such amendment is in writing and signed by the Parties. Any provision of this Agreement may be waived if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          Section 7.6     Governing Law; Jurisdiction. This Agreement shall be interpreted under and governed by the laws of the State of Iowa. If any provision to any part or circumstance is held invalid or unenforceable, the remainder hereof, and the application of such provision to other persons or circumstances, shall remain valid and enforceable. This Agreement shall be enforceable in the District Court of the State of Iowa, and for Polk County.

          Section 7.7     Further Assurances. The Parties agree to execute and deliver to each other such other documents and to do such other acts as the other party may reasonably request for the purpose of carrying out the intent of this Agreement.

          Section 7.8     Confidentiality. New Equity will keep all material nonpublic information regarding Soy Energy that is contained in the PPM confidential, and agrees that any reproduction or distribution of the PPM or nonpublic information in the PPM, in whole or in part, is strictly prohibited and by accepting delivery of such PPM, New Equity agrees not to reproduce or distribute, in whole or in part, any such information. The restrictions on the disclosure of information contained in this Section 7.8 shall automatically expire upon the public disclosure (through disclosure or other action by any party other than New Equity) of such confidential information. The restrictions set forth in this Section 7.8 shall not apply to any action by New Equity against Soy Energy concerning the issuance and sale of the Units or concerning the sufficiency or accuracy of disclosures contained in the PPM.

          Section 7.9     Public Disclosure. Notwithstanding anything to the contrary contained herein, except as may be required to comply with the provisions of this Agreement requiring approval of the transactions contemplated by this Agreement by the Members of Soy Energy or by the Bankruptcy Court or required to comply with any other requirements of applicable law and the rules and regulations of any government entity, from and after the date hereof, no press release or similar public announcement or communication shall be made or caused to be made relating to this Agreement unless specifically approved in advance by each of the Parties.

          Section 7.10     Expenses. Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby or thereby shall be borne by the party incurring such costs and expenses, including all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties.

          Section 7.11     No Third Party Beneficiaries. The representations, warranties and covenants set forth herein are solely for the benefit of the Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any person other than the Parties any rights or remedies hereunder, including, without limitation, the right to rely upon the representations and warranties set forth herein.

          Section 7.12     Successors and Assigns. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties. Subject to the foregoing, all of the terms and provisions of this Agreement will inure to the benefit of and be binding upon the Parties and their respective successors and assigns.

          Section 7.13     Entire Agreement. This Agreement (including all recitals, Schedules and Exhibits hereto) contains the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersedes all prior or contemporaneous agreements and understandings, oral or written.

          Section 7.14     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

          Section 7.15     Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

          Section 7.16     Joint Authorship. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party by virtue of the authorship of this Agreement will not apply to the construction and interpretation hereof.

          IN WITNESS WHEREOF, the Parties have signed and delivered this Agreement as of the date set forth above.

NEW EQUITY, LLC		SOY ENERGY, LLC

By:	/s/ David C. Quinlan	By:	/s/ Charles Sand

Its:	President	Its:	Chairman

Exhibit A
Form of Dividend Cash Flow Note

FOR VALUE RECEIVED, the undersigned, NEW EQUITY, LLC, an Iowa limited liability company (the “Maker”), promises to pay to the order of Soy Energy, LLC (“Soy Energy”) or its successors and assigns (“Holder”) (collectively, the “Parties”), the principal sum of Two Million Dollars ($2,000,000), without interest, at the times and subject to the terms set forth in this Promissory Note (this “Note”).

          This Note is executed and delivered by the Maker in connection with the Maker’s acquisition of membership units of Soy Energy (the “Subject Units”) pursuant to a Unit Purchase Agreement dated July 29, 2009 by and between Maker and Soy Energy (the “Unit Purchase Agreement”) with the expectation that Soy Energy will assign such Note and deliver it to Bank First, a South Dakota chartered state bank, pursuant to an Asset Purchase Agreement dated on or about July 29, 2009 by and between Soy Energy and Freedom Fuels, LLC, an Iowa limited liability company (“Freedom Fuels”) as debtor-in-possession under that certain Chapter 11 proceeding pending in the United States Bankruptcy Court for the Northern District of Iowa styled In re Freedom Fuels, LLC, Debtor, Case No. 08-02468-wle11.

1.          Payments. The outstanding principal amount of this Note shall be payable in installments, with the amount of each installment being equal to 50% of any corresponding Qualified Dividend (defined below). Each installment of outstanding principal shall be due and payable on the corresponding Payment Date (defined below), until the outstanding principal amount of this Note has been paid in full. Amounts due under this Note shall not bear interest.

             (a)     For purposes of this Note, the term “Qualified Dividend” means 100% of each distribution (if any) by Soy Energy to Maker of Net Cash Flow (as defined in the Operating Agreement of Soy Energy as it may be amended from time to time) as a member of Soy Energy to the extent, and only to the extent, that such Net Cash Flow relates to the Subject Units; provided, however, that the term “Qualified Dividend” shall not include the first One Million Dollars ($1,000,000) distributed by Soy Energy to Maker related to the Subject Units. The parties hereto acknowledge that distributions are made at the sole discretion of the board of directors of Soy Energy, and there is no obligation of the board of directors to make distributions of Net Cash Flow at any time.

             (b)     For purposes of this Note, the term “Payment Date” means a date that is not more than five (5) business days after Maker’s actual receipt of a Qualified Dividend.

2.          Notice. Any notice, demand, request or other communication (“Notice”) required or permitted to be given or made under this Note shall be in writing and shall be personally delivered, sent by nationally recognized overnight carrier or sent by certified mail, return receipt requested, to the address of the party to whom such Notice is to be given as stated in the Unit Purchase Agreement, or as subsequently designated in writing in accordance with the terms of this paragraph. Notices shall be deemed to have been given on the date personally delivered, or two business days after the date sent by overnight carrier or mailed.

3.          Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Iowa.

4.          Waiver. No requirement of this Note may be waived at any time except by written instrument signed by the party against whom such waiver is sought to be enforced, nor shall any waiver be deemed a waiver of any subsequent breach or default.

5.          Costs of Enforcement. Should it become necessary to collect this Note through an attorney, by legal proceedings, or otherwise, the Maker promises to pay all costs of collection, including the reasonable fees of an attorney (prior to litigation, at trial and upon appeal).

6.          Maker’s Waivers. Except to the extent expressly required hereunder, Maker, for itself and for its successors and assigns, waives presentment for payment, demand, and notice of nonpayment of this Note. Maker, for itself and for its successors and assigns, hereby consents to any extension of the time of payment hereof. Any such extension may be made without notice to Maker and without discharging the liability of Maker hereunder.

A-1

7.          Joint Authorship. The Parties have participated jointly in the negotiation and drafting of this Dividend Cash Flow Note, and any rule of construction or interpretation otherwise requiring this Note to be construed or interpreted against any party by virtue of the authorship of this Note will not apply to the construction and interpretation hereof.

8.          Headings. The headings to the various sections have been inserted for convenience of reference only and do not define, limit, modify, or expand the express provisions of this Note.

          IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed as of the date set forth above.

MAKER:

NEW EQUITY, LLC

By:

Its:

A-2

Exhibit B
Form of Assignment Agreement

          This ASSIGNMENT AGREEMENT (this “Assignment”) is entered into this ___ day of ____________, 2009 between Soy Energy, LLC, an Iowa limited liability company (“Soy Energy”) and New Equity, LLC, an Iowa limited liability company (“New Equity”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Agreement (as hereinafter defined).

          WHEREAS, New Equity and Soy Energy have entered into that certain Unit Purchase Agreement, dated July 29, 2009 (the “Agreement”), providing for, among other things, the issuance of Units by Soy Energy to New Equity; and

          WHEREAS, in accordance with the terms of the Agreement, New Equity and Soy Energy have agreed to enter into this Assignment, providing for the assignment from New Equity to Soy Energy of all of New Equity’s right, title and interest in, under and to the DIP Loans from and after the Closing, on and subject to the terms of the Agreement.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1.          Assignment. In accordance with and subject to the terms of the Agreement, New Equity hereby sells, assigns, transfers and conveys to Soy Energy all of New Equity’s right, title and interest in and to the DIP Loans (including all of New Equity’s interest in and to the Loan Agreement and the other Loan Documents, as the term “Loan Documents” is defined in the Loan Agreement).

          2.          Acceptance. In accordance with and subject to the terms of the Agreement, Soy Energy hereby purchases and accepts the assignment, transfer and conveyance of New Equity’s right, title and interest in, under and to the DIP Loans; provided, however, that Soy Energy does not assume, accept, undertake or agree to pay, satisfy, perform or discharge any obligations or liabilities of any kind arising out of, or required to be performed under, such assigned DIP Loans. New Equity will indemnify and hold harmless Soy Energy, its directors, officers, managers and any other person who controls or is controlled by Soy Energy, against any and all loss, liability, claim, damage and expense whatsoever, including reasonable attorney fees, arising out of or based upon the DIP Loans and/or this Assignment.

          3.          Successors. This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

          4.          Conflicts with Agreement. To the extent that any provision of this Assignment conflicts or is inconsistent with the terms of the Agreement, the Agreement shall govern.

          5.          Further Assurances. New Equity shall use commercially reasonable efforts to take, or cause to be taken, all actions necessary or appropriate to fulfill its obligations under this Assignment and transfer and vest in Soy Energy full right, title and interest to the Dip Loans, including, without limitation, execution and delivery of documents and instruments of transfer, consents, waivers and approvals as may be deemed necessary or desirable by Soy Energy to effectuate the transfer of the DIP Loans.

          6.          Counterparts. This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one and the same instrument.

          7.          Governing Law. This Assignment and all matters based upon, arising out of or related to this Assignment or the negotiation, execution or performance of this Assignment shall be governed by and construed in accordance with the laws, both procedural and substantive, of the State of Iowa without regard to its conflict of laws provisions that if applied might require the application of the laws of another jurisdiction.

B-1

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

SOY ENERGY, LLC

By:
Name:
Title:

NEW EQUITY, LLC

By:
Name:
Title:

B-2

Exhibit C
Form of Non-Competition Agreement

          THIS NON-COMPETITION AGREEMENT (this “Agreement”) is entered into this ____ day of ______________, 2009, by and between SOY ENERGY, LLC, an Iowa Limited Liability Company (“Soy Energy”), and _______________________________ (“Appointee”).

          A.          Soy Energy and New Equity, LLC (“New Equity”), have entered into a Unit Purchase Agreement (the “Unit Purchase Agreement”), which provides for the purchase of Soy Energy Units by New Equity, and pursuant to which it is anticipated that Appointee will be appointed by New Equity to Soy Energy’s board of directors. Capitalized terms not defined herein have the meanings set forth in the Unit Purchase Agreement.

          B.          It is a condition to eligibility for appointment to the Soy Energy board of directors that Appointee executes and delivers this Agreement.

          NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

          1.          Non-Competition and Non-Solicitation Covenants.

                       (a)          Agreement Not to Compete. During the period commencing with the date hereof and continuing until the ten (10) year anniversary of the Closing (the “Term”), Appointee will not, directly or indirectly, be an officer, director, manager or owner of greater than twenty percent (20%) of the voting interests of any biodiesel production facility other than Soy Energy; provided, however, that this covenant shall not apply to any existing investment of the Appointee listed on Schedule 1(a) of this Agreement or to any production facility or other entity listed on Schedule 1(a) in which Appointee is currently an officer or director.

                       (b)          Agreement Not to Hire. During the Term, Appointee will not, directly or indirectly, hire, engage or solicit any person who is then an employee or contractor of Soy Energy or of Freedom Fuels, LLC (“Freedom Fuels”) or who was an employee or contractor of Soy Energy or Freedom Fuels at any time, in any manner or capacity, including without limitation as a proprietor, principal, agent, partner, officer, director, stockholder, member, employee, member of any association, consultant or otherwise.

                       (c)          Agreement Not to Solicit. During the Term, Appointee will not, directly or indirectly, solicit, request, advise or induce any current or potential customer, supplier or other business contact of Soy Energy or Freedom Fuels to cancel, curtail or otherwise adversely change its relationship with Soy Energy or Freedom Fuels.

                       (d)          Blue Pencil Doctrine. If the duration of, the scope of, or any business activity covered by, any provision of this Section 1 is in excess of what is determined to be valid and enforceable under applicable law, such provision will be construed to cover only that duration, scope or activity that is determined to be valid and enforceable. Appointee hereby acknowledges that this Section 1 will be given the construction which renders its provisions valid and enforceable to the maximum extent, not exceeding its express terms, possible under applicable law.

          2.          Additional Agreements, Covenants and Representations.

                       (a)          Appointee agrees to at all times keep confidential and not divulge, furnish or make accessible to anyone (other than attorneys, accountants and financial advisors of Soy Energy and New Equity) any information regarding or relating to the Unit Purchase Agreement or the Closing until Soy Energy has made a public announcement of the transactions provided therein, and at that time shall only disclose information that is provided in such public announcement.

                       (b)          Appointee agrees to indemnify and hold Soy Energy harmless from any liability, loss or expense (including reasonable attorneys’ fees) if the Appointee, alone or with others, defaults in any of the agreements, representations, warranties or covenants set forth in this Agreement.

          3.          Waiver. Appointee hereby waives each provision of any agreement to which Appointee is a party that is or, with or without notice or lapse of time or both, would be inconsistent with or violated by (i) this Non-Competition Agreement, and/or (ii) the execution or delivery of the Unit Purchase Agreement or any related agreement or the consummation any of the transactions contemplated by the Unit Purchase Agreement or any related agreement.

          4.          Miscellaneous.

                       (a)          This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof other than the Unit Purchase Agreement and the documents related thereto. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

                       (b)          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                       (c)          This Agreement shall be enforceable by, and shall inure to the benefit of and be binding upon, the parties hereto and their respective successors and assigns. As used herein, the term “successors and assigns” shall mean, where the context so permits, heirs, executors, administrators, trustees and successor trustees, and personal and other representatives.

                       (d)          All notices, requests, consents and other communications required or permitted hereunder will be in writing and will be delivered, or sent by facsimile transmission, or mailed first-class postage prepaid, registered or certified mail, as follows:

                    if to Appointee, to the address set forth on the signature page to this Agreement; and

                    if to Soy Energy, to:

Soy Energy, LLC
Attn: Chuck Sand
222 North Main Street
Marcus, Iowa 50135

with a copy to (that shall not constitute notice):

BrownWinick Law Firm
Attn: Thomas D. Johnson
666 Grand Avenue, Ste. 2000
Des Moines, Iowa 50309-2510
Facsimile: (515) 323-8514

and such notices and other communications will for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail delivery service or facsimile, when received. Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.

                       (e)          This Agreement shall be governed and construed in accordance with the laws of the State of Iowa without regard to any applicable conflicts of law.

                       (f)          If one or more of the provisions of this Agreement are held to be contrary to the laws that govern this Agreement or the laws of any other competent jurisdiction, the parties hereto agree that the offending provision(s) shall be amended in such a way as may be necessary in order to maintain the contents of such clauses as closely as possible to the contents thereof originally intended by the parties.

                       (g)          Appointee hereby acknowledges that the provisions of this Agreement are reasonable and necessary to protect the legitimate interests of Soy Energy and that any violation of this Agreement by Appointee will cause substantial and irreparable harm to Soy Energy to such an extent that monetary damages alone would be an inadequate remedy. Appointee represents and warrants that Appointee is not subject to any other agreements prohibiting the performance of Appointee’s obligations under this Agreement, including any non-competition agreement.

          Appointee acknowledges and understands that the representations, warranties and covenants by Appointee set forth herein shall be relied upon by Soy Energy, and its affiliates and counsel, and that substantial losses and damages may be incurred by such persons if Appointee’s representations, warranties or covenants herein are breached or are incorrect or untrue. Appointee has carefully read this Agreement and has had an opportunity to discuss the requirements of this Agreement with Appointee’s professional advisors to the extent Appointee has deemed necessary.

          THIS AGREEMENT is executed by the parties hereto as of the date shown on the first page of this Agreement.

SOY ENERGY, LLC

By:

Its:

APPOINTEE:

Signature:
Name:
Address:

Exhibit D
Form of Investor Suitability Questionnaire

SOY ENERGY
POTENTIAL INVESTOR SUITABILITY QUESTIONNAIRE

TABLE OF CONTENTS

General Information (For All Investors)	2
Questionnaire for Individual Investors	3
Questionnaire for Trust Investors	6
Questionnaire for IRAs, Pensions and Certain Other Investors	7
Questionnaire for Corporate, Partnership and Limited Liability Company Investors	9
Exhibit A	11
Exhibit B	13

GENERAL INFORMATION (FOR ALL POTENTIAL INVESTORS)

Complete the following as applicable.

1.	Name:

2.	Address:
Street City State Zip

3.	Telephone Number:

4.	Federal Tax ID Number or Social Security Number:

5.	Marital Status:

6.	Date of Birth or Organization:

7.	State of Residence or Formation:

8.	Type of Ownership (Check appropriate box):

☐	Individual	☐	Employee Benefit Plan
☐	Joint Tenants	☐	Individual Retirement Account
☐	Tenants in Common	☐	Keogh Plan
☐	Partnership	☐	Other Tax Exempt Entities
☐	Limited Liability Company	☐	Corporation
☐	Trust	☐	Other Taxable Entity

9.	Entity investors must answer the following questions regarding authority:

	(a)	Name(s) and title(s) of the persons who have authority to purchase securities on behalf of the Investor.

	(b)	Is permission or authorization from any other person necessary to effect the purchase of securities?

__________ Yes __________ No

	(c)	If the answer to Question 9(b) is “Yes,” please provide the following additional information:

Identify all such persons from whom such additional permission or authorization is necessary:

Has such permission or authorization been obtained?

__________ Yes __________ No

Instructions for completing the remainder of the questionnaire:

1.	Soy Energy is referred to in the Questionnaires as the “Company.”
2.	Individuals, Joint Tenants and Tenants in Common are referred to as “Individual Investors.”
3.	Joint Tenants or Tenants in Common must complete and sign separate Questionnaires for Individual Investors.
4.	Business entities, certain plans and trusts should complete the questionnaire applicable to the entity type of the particular investor.
5.	The appropriate person(s) should complete the Questionnaires attached as exhibits if so indicated by the primary Questionnaire.

QUESTIONNAIRE FOR INDIVIDUAL POTENTIAL INVESTORS

I.	Purchaser Representative for Individual Investors. Please check (a) or (b):

☐

(a) I do NOT rely upon the advice of a Purchaser Representative such as an attorney, accountant or other adviser in making investment decisions. I believe that I have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment.

☐

(b) I do rely on the advice of a Purchaser Representative, such as an attorney, accountant or other advisor in making investment decisions. I do not have sufficient knowledge and experience in financial business matters as required above.

II.	Investor Accreditation, Sophistication and Suitability.

2.1	The investor is (check ALL that apply):

	☐	(i)	A natural person whose individual net worth (assets less liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

	☐	(ii)

A natural person whose individual income was in excess of $200,000, or whose joint income with his or her spouse was in excess of $300,000, in each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

	☐	(iii)	A corporation, business trust, or partnership with assets in excess of $5,000,000.

	☐	(iv)	A trust with assets in excess of $5,000,000.

	☐	(v)	None of the above.

2.2	Financial Information:

	(a)	Gross Income During Last Two Years:

Individual			Joint
2007	2008	2007		2008
					Less than $49,000
					$50,000 - $99,000
					$100,000 - $199,000
					$200,000 - $299,000
					$300,000 or more

(b)	Anticipated Gross Income for 2009:

Individual	Joint
Less than $49,000
$50,000 - $99,000
$100,000 - $199,000
$200,000 - $299,000
$300,000 or more

(c)	Current Net Worth:

______ Less than $49,000	______ $300,000 - $599,000
______ $50,000 - $99,000	______ $600,000 - $999,000
______ $100,000 - $299,000	______ $1,000,000 or more

(d)	Current Net Worth Exclusive of Home, Furnishing and Automobiles:

______ Less than $49,000	______ $300,000 - $599,000
______ $50,000 - $99,000	______ $600,000 - $999,000
______ $100,000 - $299,000	______ $1,000,000 or more

(e)	Current Value of Net Assets Including Cash and Cash Equivalents, Marketable Securities, Cash Surrender Value of Life Insurance and Other Items Easily Convertible into Cash:

______ Less than $49,000	______ $300,000 - $599,000
______ $50,000 - $99,000	______ $600,000 - $999,000
______ $100,000 - $299,000	______ $1,000,000 or more

2.3	Current Occupation:

	(a)	Profession, Business or Employment:

	(b)	Position or Duties:

2.4	Prior employment or occupation for the last five years if different from above:

2.5	College, Business or Professional education:

2.6	Investment Experience:

	(a)	Please indicate the frequency of your investment in marketable securities:

_______ Often	_______ Seldom
_______ Occasionally	_______ Never

Approximate current value of such securities: $ ___________________________________________.

(b)	Please indicate the frequency of your investment in unmarketable securities:

_______ Often	_______ Seldom
_______ Occasionally	_______ Never

(c)	Investments in private or limited offerings within the last five years:

_______ Corporate Equity or Debt	_______ Partnerships
_______ Real Estate	_______ Other __________________________________

(d)	Do you make your own investment decisions with respect to such investments?

_______ Often	_______ Seldom
_______ Occasionally	_______ Never

(e)	What are your primary sources of investment knowledge or advice? (You may check more than one.)

_______ Firsthand experience within the industry	_______ Trade or industry publication(s)
_______ Broker(s)	_______ Attorney(s)
_______ Financial publication(s)	_______ Banker(s)
_______ Investment adviser(s)	_______ Accountant(s)

          IN WITNESS WHEREOF, the below individual(s) have executed this Questionnaire for Individual Investors this ______ day of ______________, 200___.

Signature:

Print Name:

JOINT INVESTOR (if applicable):

Signature:

Print Name:

QUESTIONNAIRE FOR POTENTIAL TRUST INVESTORS

I.	TRUST INVESTOR.

1.1	Name of Trust:

1.2	Trustee(s):

1.3	Number of Beneficiaries:

1.4	Type of Trust: __________ Revocable __________ Irrevocable

Name of Grantor(s) (persons establishing the trust) of Revocable Trust:

►	IF THE TRUST IS REVOCABLE, DO NOT COMPLETE THE REMAINDER OF THIS QUESTIONNAIRE AND EACH GRANTOR SHOULD COMPLETE EXHIBIT A.

►	IF THE TRUST IS IRREVOCABLE, COMPLETE THE REMAINDER OF THIS QUESTIONNAIRE.

II.	ACCREDITED INVESTOR STATUS.

2.1	The undersigned Trust has as its trustee a bank as defined in Section 3(a)(2) of the Securities Act of 1933.

__________ Yes __________ No

2.2

The undersigned Trust certifies that it has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the Interests and is directed by a sophisticated person as defined in Rule 506(b)(2)(ii).

__________ Yes __________ No

III.	SOPHISTICATION

Name(s) of person(s) making this investment decision on behalf of the Trust:

► IF THE TRUST ANSWERED NO TO QUESTION 2.1, THE ABOVE PERSONS MUST COMPLETE EXHIBIT B.

V.	SUITABILITY OF TRUST AS INVESTOR.

5.1	Current Net Worth of Trust: $

5.2	Net Income of Trust For:

2007 $

2008 $

5.3	Anticipated Net Income of Trust for 2009: $

          IN WITNESS WHEREOF, the below trust has executed this Questionnaire for Trust Investors this ______ day of ______________, 200___.

Trust Name:

By:

Its:

QUESTIONNAIRE FOR IRAs, PENSIONS, AND CERTAIN OTHER POTENTIAL INVESTORS
(Including IRA/Qualified Pension Plan; Profit-Sharing or Stock/KEOGH Investors)

I.	PLAN INVESTORS

1.1	Name of Plan:

1.2	(a) Type of Plan:

_______ Qualified Pension	_______ Profit Sharing or Stock
_______ Bonus Plan	_______ Keogh
_______ IRA	_______ Other (Specify)

	(b)	Plan Fiduciaries:

1.3	(a)	Does each Plan Participant who will invest in Interests (i) have the power to direct his/her investments and (ii) intent to invest pursuant to the exercise of such power?

__________ Yes __________ No

	(b)	Does the Plan either (i) have one Plan Participant or (ii) provide for segregated accounts for each Plan Participant?

__________ Yes __________ No

	(c)	Does the Plan certify that investment decisions are made solely by persons that are accredited Investors?

__________ Yes __________ No

If the Plan answered yes to both Questions 1.3(a) and 1.3(b) or to Question 1.3(c), please list:

(i) Number of Plan Participants:

(ii) Name of Participant(s) who will invest in Interests:

Name	Address	Telephone No.

►

IF THE PLAN ANSWERED YES TO BOTH QUESTIONS 1.3(a) AND 1.3(b) ABOVE OR TO QUESTION 1.3(c) ABOVE, EACH PLAN PARTICIPANT SHOULD COMPLETE EXHIBIT A, AND THE PLAN SHOULD NOT COMPLETE THE REMAINDER OF THIS QUESTIONNAIRE.

►

IF THE PLAN DID NOT ANSWER YES TO BOTH QUESTIONS 1.3(a) AND 1.3(b) ABOVE OR TO QUESTION 1.7(c) ABOVE, THEN THE PLAN MUST COMPLETE THE REMAINDER OF THIS QUESTIONNAIRE AND THE PERSON MAKING INVESTMENT DECISIONS FOR THE PLAN MUST COMPLETE EXHIBIT B.

II.	PLAN INVESTORS

2.1	Accredited investor Status.

The undersigned Plan certifies that it is an employee benefit plan within the meaning of Title I of the Employee Retirement income Security Act of 1974 (“ERISA”) and either (i) has total assets in excess of $5,000,000 or (ii) has its investment decisions made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser.

__________ Yes __________ No

III.	SUITABILITY OF PLAN AS INVESTOR

3.1	Current Net Worth of Plan: $

3.2	Net Income of Plan for:

2007 $

2008 $

3.3	Anticipated Net Income of Plan for 2009: $

          IN WITNESS WHEREOF, the below Plan has executed this Questionnaire for IRAs, Pensions and Certain Other Investors this ______ day of ______________, 200___.

Plan Name:

By:

Its:

QUESTIONNAIRE FOR POTENTIAL CORPORATE, PARTNERSHIP AND LIMITED LIABILITY
COMPANY INVESTORS

I.	GENERAL INFORMATION FOR CORPORATE, PARTNERSHIP OR LIMITED LIABILITY COMPANY INVESTORS.

1.1	Name of Corporation, Partnership, or Limited Liability Company:

1.2	Type of Organization and Business Description:

1.3	Number of Shareholders, Partners, or Members:

1.4	Is the entity a partnership, “S” corporation, limited liability company or other form of “pass-through” entity for federal income tax purposes?

_______ Yes ________ No

II.	ACCREDITATION, SOPHISTICATION AND SUITABILITY FOR CORPORATE, PARTNERSHIP OR LIMITED LIABILITY COMPANY INVESTORS.

Accredited Investor Status. Please complete each of the following certifications:

2.1

The undersigned Corporation, Partnership or Limited Liability Company certifies that it has total assets in excess of $5,000,000 and that it was not formed for the specific purpose of investing in the Interests.

_______ Yes ________ No

2.2

The undersigned Corporation, Partnership or Limited Liability Company certifies that it is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 and purchasing Interests for its own account.

_______ Yes ________ No

2.3

The undersigned Corporation, Partnership or Limited Liability Company certifies that it is an organization described in Section 501(c)(3) o the Internal Revenue Code with total assets in excess of $5,000,000.

_______ Yes ________ No

2.4	The undersigned Corporation, Partnership or Limited Liability Company certifies that EACH of its shareholders, partners, or members meets at least ONE of the following conditions:

(i)

Each shareholder, partner, or member is a natural person whose individual net worth (or joint net worth with his/her spouse) exceeds $1,000,000 (including his home, home furnishings and personal property).

_______ Yes ________ No

(ii)

Each shareholder, partner, or member is a natural person who had an individual income in excess of $200,000 in each of the previous two calendar years or joint income with such person’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level for the current calendar year.

_______ Yes ________ No

(iii)

The shareholder, partner, or member of the Investor is a corporation, partnership, or limited liability company and all of the shareholders, partners, or members (a “beneficial owner”), respectively, of such corporation, partnership, or limited liability company can answer yes to statement 2.4(i) or 2.4(ii) above.

_______ Yes ________ No

►

IF THE CORPORATION, PARTNERSHIP OR LIMITED LIABILITY COMPANY HAS ANSWERED YES TO ANY PORTION OF STATEMENT 2.4, AND HAS ANSWERED NO TO QUESTIONS 2.1, 2.2 AND 2.3, EACH SHAREHOLDER, PARTNER, MEMBER OR BENEFICIAL OWNER OF A SHAREHOLDER, PARTNER OR MEMBER MUST COMPLETE AND EXECUTE EXHIBIT A AND THE CORPORATION, PARTNERSHIP OR LIMITED LIABILITY COMPANY SHOULD NOT COMPLETE THE REMINDER OF THIS QUESTIONNAIRE.

►	IF THE CORPORATION, PARTNERSHIP OR LIMITED LIABILITY COMPANY HAS ANSWERED YES TO STATEMENT 2.1, 2.2 OR 2.3, THE REMAINDER OF THIS QUESTIONNAIRE MUST BE ANSWERED.

III.	SOPHISTICATION

Name(s) of person(s) making this investment on behalf of the Corporation, Partnership, or Limited Liability Company.

►	EACH OF THE PERSONS LISTED ABOVE MUST COMPLETE AND EXECUTE EXHIBIT B.

IV.	SUITABILITY OF CORPORATION OR PARTNERSHIP AS INVESTOR

4.1	Current Net Worth of Corporation or Partnership: $

4.2	Net Income of Corporation or Partnership for:

2007 $

2008 $

4.3	Anticipated Net Income of Corporation or Partnership for 2009: $

          IN WITNESS WHEREOF, the below entity has executed this Questionnaire for Corporate, Partnership, or Limited Liability Company Investors this ______ day of ______________, 200___.

Entity Name:

By:

Its:

EXHIBIT A
(Complete Only if Required By Applicable Questionnaire)

I.	GENERAL INFORMATION

1.	Name:

2.	Residence Address:

City:	State:	Zip:

Home Telephone Number: (______)	State of Principal Residence:

U.S. Citizen: ________ Yes _________ No	Social Security Number:

II.	ACCREDITATION AND SUITABILITY

1.	Accredited Investor Status. Please complete each of the following certifications:

	(i)	I certify that I have an individual net worth (or a joint net worth with my spouse) in excess of $1,000,000 (including home, home furnishings and automobiles).

_______ Yes ________ No

(ii)

I certify that I had individual income (excluding any income of my spouse) of more than $200,000 in each of the previous two calendar years or joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect to reach the same income level in the current year.

_______ Yes ________ No

2.	Financial Information:

	(i)	Gross Income During Last Two Years:

Individual		Joint
2007	2008	2007	2008
				Less than $49,000
				$50,000 - $99,000
				$100,000 - $199,000
				$200,000 - $299,000
				$300,000 or more

(ii)	Anticipated Gross Income During 2009:

Individual	Joint
Less than $49,000
$50,000 - $99,000
$100,000 - $199,000
$200,000 - $299,000
$300,000 or more

(iii)	Current Net Worth:

Less than $49,000	$300,000 - $599,000
$50,000 - $99,000	$600,000 - $999,000
$100,000 - $299,000	$1,000,000 or more

(iv)	Current Net Worth Exclusive of Home, Furnishing and Automobiles:

______ Less than $49,000	______ $300,000 - $599,000
______ $50,000 - $99,000	______ $600,000 - $999,000
______ $100,000 - $299,000	______ $1,000,000 or more

3.	Current Occupation:

	(i)	Profession, Business or Employment:

	(ii)	Position or Duties:

4.	College, Business or Professional education:

5.	Investment Experience:

	(i)	Please indicate the frequency of your investment in marketable securities:

_______ Often	_______ Seldom
_______ Occasionally	_______ Never
Approximate current value of such securities: $_________________________________________.

(ii)	Please indicate the frequency of your investment in unmarketable securities:

_______ Often	_______ Seldom
_______ Occasionally	_______ Never

(iii)	Investments in other private or limited offerings within the last five years:

_______ Corporate Equity or Debt	_______ Real Estate
_______ Partnerships	_______ Other

(iv)	Do you make your own investment decisions with respect to such investments?

_______ Often	_______ Seldom
_______ Occasionally	_______ Never

(v)	What are your principal sources of investment knowledge or advice? (You may check more than one.)

_______ First hand experience within the industry	_______ Trade or industry publication(s)
_______ Broker(s)	_______ Attorney(s)
_______ Financial publication(s)	_______ Banker(s)
_______ Investment adviser(s)	_______ Accountant(s)

IN WITNESS WHEREOF, I have executed Exhibit A of this Questionnaire this ______ day of ______________, 200___.

(Signature of Individual)

EXHIBIT B
(Complete Only if Required By Applicable Questionnaire)

Please be advised that I am a shareholder, officer, director, partner, member, trustee or other fiduciary agent (specify)___________________________ of ________________ a corporation, partnership, limited liability company, plan, trust or other entity (specify) ______________ (the “Purchaser”), and that I have made the investment decision, by myself or together with others, on behalf of the above-named Purchaser. I understand that the information contained in this letter will be used to determine whether the Purchaser has, alone or with its purchaser representative(s), such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment.

1.	Current Occupation:

	(a)	Profession, Business or Employment:

	(b)	Business Address and Telephone Number:

	(c)	Position or Duties:

2.	Prior Employment Positions or Occupations During the Last Five Years (if different than above):

	Dates	Employment, Position or Occupation

3.	Business or Professional Education:

	School Degree	Field of Study	Dates of Attendance

4.	Investment experience:

	(a)	Please indicate the frequency of your own investment in marketable securities:

		_______ Often	_______ Seldom
		_______ Occasionally	_______ Never
Approximate current value of such securities: $ ____________________________________.

(b)	Please indicate the frequency of your own investment in unmarketable securities:

	_______ Often	_______ Seldom
	_______ Occasionally	_______ Never

(c)	Investments in private or limited offerings:

Name	Type of Investment (R&D, Corporate Equity or Debt, Real Estate, etc.) and Amount Invested	Year of Investment

(d)	Do you make your own investment decisions with respect to such investments?

	_______ Often	_______ Seldom
	_______ Occasionally	_______ Never

(e)	What are your principal sources of investment knowledge or advice? (You may check more than one.)

	_______ First hand experience within the industry	_______ Trade or industry publication(s)
	_______ Broker(s)	_______ Attorney(s)
	_______ Financial publication(s)	_______ Banker(s)
	_______ Investment adviser(s)	_______ Accountant(s)

(f)

Please provide in the space below any additional information which would indicate that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in securities such as the Interests.

          IN WITNESS WHEREOF, I have executed Exhibit A of this Questionnaire this ______ day of ______________, 200___.

(Signature of Agent)